AMENDMENT NUMBER THREE TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                  This  AMENDMENT  NUMBER THREE TO AMENDED AND RESTATED LOAN AND
SECURITY AGREEMENT (this "Amendment") is entered into as of February 19, 1999, by and between Foothill Capital Corporation, a California corporation
("Foothill"), on the one hand, and National-Standard Company, an Indiana corporation ("Borrower"), with reference to the following facts:

         A. Foothill and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 17, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of June 30, 1998, and that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of September 30, 1998 (as so modified and as otherwise heretofore modified or supplemented from time to time, the "Agreement");

         B. Borrower has requested Foothill to amend the Agreement to, among other things, amend the net worth covenant, all as set forth in this Amendment;

         C.       Foothill  is   willing   to  so   amend   the   Agreement   in
                  accordance  with the terms and  conditions hereof; and

         D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


                  NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  1.       Amendments to the Agreement.

                           a.       Section  1.1  of  the  Agreement  hereby  is
amended by adding the  following  new defined terms in alphabetical order:

                           "Third Amendment" means that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of February 19, 1999, between Foothill and Borrower.

                           "Third Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 5 of the Third Amendment shall be satisfied (or waived by Foothill in its sole discretion).

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


                           b.       Section   6.13(a)  of the  Agreement  hereby
is  amended  and  restated  in its entirety as follows:

                           (a) Net Worth. A consolidated net worth, determined in accordance with GAAP, of Borrower and its Subsidiaries for each of the following periods, measured as of the last day of such period, of not less than the amount shown below for the period corresponding thereto:

         =======================================================================
         Period:                                          Net Worth:
         -------                                          ----------
         the 3 month period  ending on or about           ($31,500,000)
         December 31, 1998
         -----------------------------------------------------------------------
         the 3 month period ending on or about March      ($35,000,000)
         31, 1999
         -----------------------------------------------------------------------
         the 3 month period ending on or about June       ($34,000,000)
         30, 1999
         -----------------------------------------------------------------------
         the 3 month period ending on or about            ($33,000,000)
         September 30, 1999
         -----------------------------------------------------------------------
         the 3 month period ending on or about            ($33,000,000)
         December 31, 1999
         the 3 month period ending on or about March      ($32,000,000)
         31, 2000
         -----------------------------------------------------------------------
         the 3 month period ending on or about June       ($31,000,000)
         30, 2000
         -----------------------------------------------------------------------
         the 3 month period ending on or about            ($30,000,000)
         September 30, 2000, and ending on or about
         -----------------------------------------------------------------------
         each December 31st, March 31st, June 30th,
         and September 30th thereafter
      ==========================================================================

              2.       [Intentionally Omitted]

                  3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or

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

governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                  4. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

                           a.       Foothill  shall  have  received  payment  of
an amendment fee in the amount of $5,000, which shall be fully earned, non-refundable, and due and payable concurrently with the execution and delivery of this Amendment (regardless of whether all conditions herein are satisfied or paid);

                           b.       Foothill    shall    have    received    the
reaffirmation and consent of Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each entity thereof;

                           c.       Foothill  shall have  received a certificate
from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of
 Borrower to execute and deliver the same;

                           d.       Foothill  shall  have  received all required
consents of Foothill's participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment, in each case duly executed, in full force and effect, and in form and substance satisfactory to Foothill;

                           e.      The representations and  warranties  in  this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                           f. No Event of Default or event which with the giving
of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

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

                           g.       No  injunction,   writ,  restraining  order,
or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates; and

                           h.       All  other  documents  and legal  matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                  5.       [Intentionally Omitted]

                  6. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

                  7.       Miscellaneous.

                           a.       Upon the  effectiveness  of this Amendment,
each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and efer to the Agreement as amended by this Amendment.

                           b.       Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                           c.       This  Amendment  shall  be  governed by  and
construed in accordance  with the laws of the State of California.

                           d.       This  Amendment  may   be  executed  in  any
number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  [remainder of page intentionally left blank]

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




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                          FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                         By____________________________

                         Title:________________________



                          NATIONAL-STANDARD COMPANY, an Indiana corporation


                         By____________________________

                         Title:________________________

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



                                    EXHIBIT A
                                    ---------

                            Reaffirmation and Consent

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of February 19, 1999 (the "Amendment"). The undersigned hereby jointly and severally (a) represent and warrant to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within each of their corporate or organizational powers, have been duly authorized by all necessary corporate or other organizational action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which either of them is a party or by which any of their properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its respective guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the guaranties and the other Loan Documents to which they are parties is and shall remain in full force and effect. Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, they understand that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.


                                   NATIONAL-STANDARD COMPANY OF CANADA, LIMITED, a Canadian corporation

                                   By ___________________________
                                   Title:________________________

                                   NATIONAL-STANDARD COMPANY, LTD., a company organized under the laws of England

                                   By ___________________________
                                   Title:________________________


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